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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  Form 8-K/A-1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                          Date of Report: May 17, 1998
                        (Date of earliest event reported)


                            First Charter Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-15829                                       56-1355866
        -------                                       ----------
(Commission File Number)                (IRS Employer Identification Number)



                             22 Union Street, North
                             Concord, North Carolina
                             -----------------------
                    (Address of principal executive offices)


                                      28025
                                    ---------
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 786-3300



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                    INFORMATION TO BE INCLUDED IN THE REPORT

      The Current Report on Form 8-K dated May 17, 1998 and filed with the Securities and Exchange Commission on May 28, 1998 is amended to include the following:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

      The following consolidated financial statements of HFNC Financial Corp. and Subsidiaries are incorporated herein by reference to Exhibit 99.3 filed herewith:


         1. Consolidated Statements of Financial Position as of June 30, 1997 and 1996.


         2. Consolidated Statements of Income for the years ended June 30, 1997, 1996 and 1995.


         3. Consolidated Statements of Changes in Equity for the years ended June 30, 1997, 1996 and 1995.


         4. Consolidated Statements of Cash Flows for the years ended June 30, 1997, 1996 and 1995.


         5. Notes to Consolidated Financial Statements for the years ended June 30, 1997 and 1996.



         6. Unaudited Consolidated Condensed Balance Sheets as of March 31, 1998 and June 30, 1997.


         7. Unaudited Consolidated Condensed Statements of Income for the three and nine months ended March 31, 1998 and 1997.


         8. Unaudited Consolidated Statements of Changes in Shareholders' Equity for the nine months ended March 31, 1998 and 1997.


         9. Unaudited Consolidated Condensed Statements of Cash Flows for the nine months ended March 31, 1998 and 1997.

         10. Notes to Unaudited Consolidated Condensed Financial Statements for certain financial periods ended March 31, 1998.

         The Other Events in Item 5 of this Form 8-K should be read in connection with these consolidated financial statements.


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


         The report of Deloitte & Touche LLP, independent auditors, on the consolidated financial statements of HFNC Financial Corp. as of June 30, 1997 and 1996 and for each of the years in the three-year period ended June 30, 1997 is filed herewith as part of Exhibit 99.3 and a related consent is filed herewith as Exhibit 99.4. Both the opinion and consent are incorporated herein by reference.

(b)      Pro Forma Financial Information.

         The following tables contain unaudited pro forma condensed consolidated financial statements including a balance sheet as of March 31, 1998 and statements of earnings for the three months ended March 31, 1998 and 1997 and the years ended December 31, 1997, 1996, and 1995. These statements present on a pro forma basis historical results for FCC and HFNC as though the Merger had been consummated as of January 1, 1995.

         The pro forma condensed consolidated financial statements and per share information for the years ended December 31, 1997, 1996, and 1995 include historical operating results of HFNC on a calendar year basis rather than on a June 30 fiscal year basis as originally reported. Such calendar year financial statements and per share information for HFNC have not been audited.

         The Merger is expected to be accounted for using the pooling-of-interests method of accounting. Pro forma financial information is presented for information purposes only and is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger been consummated at the dates or during the periods indicated, nor are they necessarily indicative of future results of operations or combined financial position.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements of FCC and HFNC. Pro forma results are not necessarily indicative of future operating results.





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                   FIRST CHARTER CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 1998


                                                                                                  FCC
                                                                              PRO FORMA           AND
                                                       FCC         HFNC      ADJUSTMENTS          HFNC
                                                     --------    --------    -----------       ----------
                                                                    (DOLLARS IN THOUSANDS)
ASSETS
Cash and due from banks............................  $ 32,963    $  7,550     $  5,612(2)      $   46,125
Interest-bearing bank deposits.....................     7,870      12,168                          20,038
Securities available for sale:
  U.S. government obligations......................    13,811          --                          13,811
  U.S. government agency obligations...............    45,313      82,584                         127,897
  Mortgage-backed securities.......................     8,736      46,777                          55,513
  State and municipal obligations, nontaxable......    86,189          --                          86,189
  Other............................................    13,211      16,543                          29,754
                                                     --------    --------     --------         ----------
    Total securities available for sale............   167,260     145,904                         313,164
                                                     --------    --------     --------         ----------
Loans..............................................   548,920     797,339                       1,346,259
  Less: Unearned income............................      (204)         --                            (204)
      Allowance for loan losses....................    (8,088)     (7,085)                        (15,173)
                                                     --------    --------     --------         ----------
  Loans, net.......................................   540,628     790,254                       1,330,882
                                                     --------    --------     --------         ----------
Premises and equipment, net........................    16,071       9,989                          26,060
Other assets.......................................    10,991      13,689        2,581(2)          27,261
                                                     --------    --------     --------         ----------
         Total assets..............................  $775,783    $979,554     $  8,193         $1,763,530
                                                     ========    ========     ========         ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits, domestic:
  Noninterest-bearing..............................  $ 93,875    $  9,480     $                $  103,355
  Interest-bearing:
    NOW accounts...................................    96,326      76,677                         173,003
    Time...........................................   373,291     259,527                         632,818
    Certificates of deposit greater than
      $100,000.....................................    72,342      86,370                         158,712
                                                     --------    --------     --------         ----------
    Total deposits.................................   635,834     432,054                       1,067,888
  Other borrowings.................................    53,017     368,800                         421,817
  Other liabilities................................     5,759       9,780        5,086(2)(3)       20,625
                                                     --------    --------     --------         ----------
    Total liabilities..............................   694,610     810,634        5,086          1,510,330
SHAREHOLDERS' EQUITY
FCC Common Stock -- no par value; authorized,
  25,000,000 shares; issued and outstanding,
  9,328,545 shares (pro forma-authorized,
  50,000,000 shares; issued and outstanding
  19,128,270 shares)(4)............................    50,516          --       89,857(1)(2)      140,373
HFNC Common Stock -- $.01 par value; authorized,
  25,000,000 shares; issued and outstanding,
  17,192,500 shares................................        --         172         (172)(1)             --
Additional paid-in capital.........................        --      89,971      (89,971)(1)             --
ESOP loan and unvested restricted stock............        --     (19,742)      19,742(2)              --
Unrealized gain on securities available for sale...     3,850       1,824                           5,674
Retained earnings..................................    26,807      96,695      (16,349)(2)(3)     107,153
                                                     --------    --------     --------         ----------
         Total shareholders' equity................    81,173     168,920        3,107            253,200
                                                     --------    --------     --------         ----------
         Total liabilities and shareholders'
           equity..................................  $775,783    $979,554     $  8,193         $1,763,530
                                                     ========    ========     ========         ==========

            See notes to pro forma condensed financial information.


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


                   FIRST CHARTER CORPORATION AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF EARNINGS


                                           FOR THE THREE MONTHS
                                              ENDED MARCH 31,           FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------   --------------------------------------
                                            1998          1997          1997          1996          1995
                                         -----------   -----------   -----------   -----------   ----------
                                             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Interest and fees on loans.............  $    28,076   $    23,289   $   100,712   $    84,944   $   75,860
Interest on investments and
  securities...........................        4,964         6,230        21,762        25,870       16,275
Other interest.........................           51            87           593           726        1,076
                                         -----------   -----------   -----------   -----------   ----------
  Total interest income................       33,091        29,606       123,067       111,540       93,211
                                         -----------   -----------   -----------   -----------   ----------
Interest on deposits...................       11,410        11,117        46,334        45,589       45,022
Interest on borrowings.................        5,370         3,398        16,494         6,721        2,761
                                         -----------   -----------   -----------   -----------   ----------
  Total interest expense...............       16,780        14,515        62,828        52,310       47,783
                                         -----------   -----------   -----------   -----------   ----------
  Net interest income..................       16,311        15,091        60,239        59,230       45,428
Provision for loan losses..............          662           648         2,684         1,873        2,331
                                         -----------   -----------   -----------   -----------   ----------
  Net interest income after provision
    for loans losses...................       15,649        14,443        57,555        57,357       43,097
Noninterest income.....................        3,737         2,527        15,327         8,537        8,242
Noninterest expense....................        9,941        10,081        42,947        36,568       31,850
                                         -----------   -----------   -----------   -----------   ----------
  Income before income taxes...........        9,445         6,889        29,935        29,326       19,489
Income taxes...........................        3,275         2,334        10,765         9,723        5,631
                                         -----------   -----------   -----------   -----------   ----------
  Income from continuing operations
    before nonrecurring charges
    directly attributable to the
    transaction and before cumulative
    effect of change in accounting
    principle..........................        6,170         4,555        19,170        19,603       13,858
  Cumulative effect of change in
    accounting principle...............           --            --            --            --       (1,050)
                                         -----------   -----------   -----------   -----------   ----------
  Income from continuing operations
    before nonrecurring charges
    directly attributable to the
    transaction........................  $     6,170   $     4,555   $    19,170   $    19,603   $   12,808
                                         ===========   ===========   ===========   ===========   ==========
BASIC INCOME PER SHARE:
  Income from continuing operations
    before nonrecurring charges
    directly attributable to the
    transaction
    FCC -- historical..................  $      0.32   $      0.29   $      0.91   $      1.10   $     0.95
    HFNC -- historical.................         0.20          0.12          0.69          0.58          n/a
    FCC/HFNC -- pro forma combined.....         0.34          0.25          1.06          1.06         1.46
  Average common equivalent shares
    FCC -- historical..................    9,310,298     9,205,381     9,236,786     9,183,738    8,779,066
    HFNC -- historical.................   15,718,872    15,785,575    15,644,465    16,322,582          n/a
    FCC/HFNC -- pro forma combined.....   18,270,055    18,203,159    18,154,131    18,487,610    8,779,066
INCOME DILUTED PER SHARE:
  Income from continuing operations
    before nonrecurring charges
    directly attributable to the
    transaction
    FCC -- historical..................  $      0.32   $      0.29   $      0.90   $      1.09   $     0.94
    HFNC -- historical.................         0.20          0.11          0.66          0.58          n/a
    FCC/HFNC -- pro forma combined.....         0.33          0.24          1.03          1.06         1.45
  Average common equivalent shares
    FCC -- historical..................    9,460,050     9,272,252     9,339,060     9,234,946    8,846,355
    HFNC -- historical.................   16,193,264    16,470,636    16,418,224    16,322,582          n/a
    FCC/HFNC -- pro forma combined.....   18,690,210    18,660,515    18,697,448    18,538,818    8,846,355

            See notes to pro forma condensed financial information.


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


                     NOTES TO THE UNAUDITED MARCH 31, 1998
                   PRO FORMA CONDENSED FINANCIAL INFORMATION

     The unaudited FCC and HFNC Pro Forma Condensed Financial Information is based upon the following adjustments, reflecting the consummation of the Merger using the pooling-of-interest method of accounting. Actual amounts may differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

NOTE 1

     FCC will exchange 0.57 of a share of FCC Common Stock for each share of HFNC Common Stock outstanding immediately prior to the Effective Time (except for shares of HFNC Common Stock held by FCC or HFNC or their respective subsidiaries, other than in a fiduciary capacity or as a result of debts previously contracted, which shall be canceled). The pro forma issued number of shares of FCC Common Stock does not reflect the exercise of options to acquire sharers of HFNC Common Stock. Options to acquire 1,545,510 shares of HFNC Common Stock were outstanding at March 31, 1998.


Shares of HFNC Common Stock.................................                17,192,500
Exchange Ratio..............................................                      0.57
Shares of FCC Common Stock issued...........................                 9,799,725


     The following adjusting entry was made to the unaudited Pro Forma Condensed Balance Sheet to reflect this transaction:


Common Stock -- HFNC........................................     171,925
Additional paid-in Capital..................................  89,971,485
     Common Stock -- FCC....................................                90,143,410


NOTE 2

     At March 31, 1998, HFNC had a $7.7 million loan balance related to the internally leveraged HFNC ESOP. Pursuant to the terms of ESOP FCC will sell enough common stock shares to repay this inter-company debt. All additional shares remaining in the HFNC ESOP will be allocated to employees' individual accounts. FCC will incur a one-time charge related to this allocation of remaining shares, which is reflected in the pro forma condensed balance sheet as a reduction of retained earnings of $5,319,048 (see Note 3). At March 31, 1998, the HFNC ESOP had 935,314 shares of stock not allocated to employees' individual accounts. FCC will exchange 0.57 of a share of FCC Common Stock for each unallocated share used to pay off the inter-company debt and allocate remaining shares to HFNC employees' individual accounts. The following adjusting entry was made to the unaudited Pro Forma Condensed Balance Sheet to reflect this transaction:

Cash........................................................  $7,742,584
Retained Earnings...........................................   5,319,048
     ESOP Loan and Unvested Restricted Stock................                11,021,320
     Common Stock -- FCC....................................                 2,040,312

     Upon consummation of the Merger approximately 371,000 shares of unvested restricted stock grants will vest immediately under the HFNC MRRP. This accelerated vesting will result in a one-time charge to HFNC's income statement upon consummation, which is reflected in the pro forma condensed balance sheet as a reduction of retained earnings of $5,227,642, net of tax (see Note 3). FCC will exchange 0.57 of a share of FCC Common Stock for each vested share of restricted stock outstanding. All ungranted shares will be


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

retired. The following adjusting entry was made to the unaudited Pro Forma Condensed Balance Sheet to reflect this transaction:

Retained Earnings...........................................  $5,227,642
Accrued Liabilities.........................................     715,722
Deferred Tax Asset..........................................   2,581,413
Common Stock -- FCC.........................................   2,326,513
  HFNC ESOP Loan and Unvested Restricted Stock..............                8,720,639
  Cash......................................................                2,130,651

NOTE 3

     FCC anticipates one-time merger and related charges of $19.7 million ($16.3 million, net of tax effects) in connection with the Merger. Dissolution of the HFNC ESOP and the HFNC MRRP (representing $10.5 million of the $19.7 million) along with professional fees associated with the transaction (including fixed financial advisor fees as well as attorneys' and accountants' fees) are expected to represent the largest portion of the expenses and charges, as well as estimated expenses associated with various severance-related obligations. The impact of these adjustments, net of tax effects, has been reflected in the Unaudited Pro Forma Condensed Balance Sheet as of March 31, 1998, but has not been reflected in the Unaudited Pro Forma Condensed Statement of Earnings.

NOTE 4

     In connection with the Merger, FCC intends to repurchase, from time to time in open market purchases or in privately negotiated transactions, up to 750,000 shares of FCC Common Stock. FCC may effect such repurchases on an equivalent basis in shares of HFNC Common Stock. The impact of the stock repurchase is not reflected in the Pro Forma Condensed Consolidated Financial Information.

(c)      Exhibits.

         The following exhibits are filed herewith:


              EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
                 99.1                     Joint News Release (1)

                 99.2                     Analyst Materials (1)

                 99.3                     Consolidated Financial Statements of
                                          HFNC Financial Corp. and Report of
                                          Deloitte & Touche LLP

                 99.4                     Consent of Deloitte & Touche LLP


----------
(1)  Previously filed.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST CHARTER CORPORATION
                                    Registrant


                                    /s/ LAWRENCE M. KIMBROUGH
                                    -------------------------------------
Date: August 4, 1998                Lawrence M. Kimbrough
                                    President and Chief Executive Officer



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